CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel Farrell, President, Director, and Principal Executive Officer of Quincy Resources Inc. (the “Company”), hereby certify that, to the best of my knowledge and belief:

  The Quarterly Report on Form 10-QSB, of the Company for the six month period ended October 31, 2003, as filed with the Securities and Exchange Commission (the "Quarterly Report"), fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

  The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel T. Farrell
Daniel Farrell
President, Chief Financial Officer, Secretary and Director
December 16, 2003